UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. 1)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
[   ]   Preliminary Proxy Statement
[   ]   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[   ]   Definitive Proxy Statement
[X]   Definitive Additional Materials
[   ]   Soliciting Material Pursuant to §240.14a -12

Datascope Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

[ ]	Fee previously paid with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

	4)	Date Filed:

DATASCOPE CORP.
14 Philips Parkway
Montvale, New Jersey 07645

AMENDED NOTICE OF ANNUAL MEETING OF SHARHEOLDERS

TO BE HELD ON DECEMBER 20, 2007

           This Amended Notice of Annual Meeting of Shareholders replaces the Notice mailed by Datascope Corp. (the “Corporation”) to shareholders of record on or about November 5, 2007. The original Notice is being amended to add Item 2, which is the ratification of the appointment of Deloitte & Touche LLP as the Corporation’s independent registered public accounting firm for the fiscal year ending June 30, 2008. No changes have been made to the other proposals.

           NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of the Corporation will be held at 11:00 a.m., local time, on December 20, 2007 at the Corporation’s offices located at 800 MacArthur Boulevard, Mahwah, New Jersey 07430 for the following purposes:

1.	To elect two directors of the Corporation to hold office until the 2010 Annual Meeting of Shareholders and until the election and qualification of their respective successors;

2.	To ratify the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Corporation for the fiscal year ending June 30, 2008; and

3.	To transact such other business as may properly come before the meeting.

          The Supplement to the Proxy Statement that accompanies this Amended Notice of Annual Meeting of Shareholders contains additional information regarding Item 2 above. Shareholders are encouraged to read the proxy statement and the Supplement in their entirety.

          Only holders of record of the Corporation’s common stock at the close of business on October 24, 2007 are entitled to notice of, and to vote at, the meeting and any adjournment or postponement thereof. Such shareholders may vote in person or by proxy.

          Shareholders who find it convenient are cordially invited to attend the annual meeting in person. If you are not able to do so and wish that your stock be voted, you are requested to fill in, sign, date and return the accompanying BLUE proxy in the enclosed envelope. No postage is required if mailed in the United States.

          A group led by Starboard Value and Opportunity Master Fund Ltd. (“Starboard” and collectively, the “Ramius Group”) nominated two individuals to the Board of Directors at the Annual Meeting of Shareholders. The Ramius Group has sent you solicitation materials in order to solicit your votes to elect its opposing slate of nominees. For the reasons presented in the accompanying proxy statement, the Board of Directors believes that the election of the Ramius Group’s nominees are not in your best interests. We strongly urge you to vote for the nominees proposed by the Board of Directors using the enclosed BLUE proxy card and not to return any other proxy card you have received from the opposing group.

By Order of the Board of Directors,

HENRY M. SCARAMELLI
Vice President, Finance and Chief Financial Officer
Dated: November 26, 2007

DATASCOPE CORP.
14 Philips Parkway
Montvale, New Jersey 07645

SUPPLEMENT TO THE PROXY STATEMENT
FOR THE ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 20, 2007

QUESTIONS AND ANSWERS ABOUT THIS SUPPLEMENTAL PROXY MATERIAL

Why am I receiving a supplement to the original proxy statement?

          We mailed our proxy statement to the shareholders of record of the Corporation on or about November 5, 2007 to solicit your proxy to vote at the 2007 Annual Meeting of Shareholders. The Audit Committee of the Board of Directors of the Corporation appointed Deloitte & Touche LLP as the independent registered public accounting firm for the Corporation for the fiscal year ending June 30, 2008 and we are asking shareholders to ratify such appointment.

          We are sending you this supplement to the proxy statement to provide you with information about the addition of Item 2 as a proposal to be voted upon at the Annual Meeting. Other than the addition of Item 2 described in this supplement, there have not been any changes to the information described in the proxy statement.

Has the date or time of the annual meeting changed?

          No, the date and time of the Annual Meeting of Shareholders has not changed. The meeting will still be held at 11:00 a.m., local time, on December 20, 2007 at the Corporation’s offices located at 800 MacArthur Boulevard, Mahwah, New Jersey 07430.

What if I already returned a signed and dated proxy card, as requested by the original proxy statement?

          If you already retuned a signed and dated proxy card, or you otherwise followed the voting instructions included with the proxy materials (including voting by telephone or on the Internet), in order to vote on Item 2, you must sign, date and return the enclosed BLUE proxy card, vote by telephone or on the Internet. Your vote on the enclosed proxy card will replace any earlier card you have returned. The properly executed proxy card you submit with the latest date will be honored. If you have already voted by telephone or over the Internet, you may vote again using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked.

Who can I contact if I cannot locate my copy of the proxy statement and would like another copy?

          A copy of the proxy statement is available without charge upon request. Requests for copies should be directed to Datascope Corp.’s proxy solicitor, MacKenzie Partners, Inc. at 800-322-2885 or dscpproxy@mackenziepartners.com.

Item 2. RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED ACCOUNTING FIRM

          The Audit Committee of the Board of Directors has appointed Deloitte & Touche LLP as the independent registered public accounting firm to audit the financial statements of the Corporation for the fiscal year ending June 30, 2008, subject to ratification by the Corporation’s shareholders. Deloitte & Touche LLP has been the independent registered public accounting firm for the Corporation for more than ten years. During fiscal year 2007, Deloitte & Touche LLP served as our independent registered public accounting firm and also provided certain tax and other audit-related serves. In making this appointment, the Audit Committee carefully considered Deloitte & Touche LLP’s service and performance in that capacity in prior years, its independence relative to the Corporation and its reputation as an independent registered accounting firm. Representatives of Deloitte & Touche LLP are expected to be present at the Annual Meeting, will have an opportunity to make a statement and will be available to answer any appropriate questions from shareholders.

          The Board of Directors deems the ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm of the Corporation for the fiscal year ending June 30, 2008 to be in the best interests of the Corporation and its shareholders and recommends a vote “for” approval thereof.

DATASCOPE CORP.
PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF THE CORPORATION FOR THE ANNUAL MEETING OF SHAREHOLDERS
DECEMBER 20, 2007

The undersigned hereby constitutes and appoints LAWRENCE SAPER and HENRY M. SCARAMELLI, and each of them, with full power of substitution, attorneys and proxies to represent and to vote all of the shares of common stock, par value $0.01 per share, of DATASCOPE CORP. that the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of the Shareholders of DATASCOPE CORP., to be held at the offices of DATASCOPE CORP., located at 800 MacArthur Boulevard, Mahwah, New Jersey 07430, on December 20, 2007 at 11:00 a.m., local time, and at any adjournment or postponement thereof, on all matters coming before said meeting. The undersigned acknowledges receipt of the Proxy Statement dated November 1, 2007 and the Supplement to the Proxy Statement dated November 26, 2007.

Dated: ______________________________, 2007

Signature of Shareholder

Signature of Shareholder (if held jointly)

Please date and sign exactly as name appears to the left.
When signing as attorney, trustee, executor, administrator, guardian, corporate office, etc., please give full title. If more than one trustee, all should sign. Join owners must each sign.

(Continued on other side)

DATASCOPE CORP.	PROXY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTORS OF THE NOMINEES OF THE BOARD OF DIRECTORS AND FOR THE RATIFICATION OF APPOINTMENT OF THE INDEPENDENT REIGSTERED PUBLIC ACCOUNTING FIRM.

1.	ELECTION OF DIRECTORS
	Nominees: 1. William L. Asmundson	2. James J. Loughlin	(Mark only one of the following boxes.)

	❑ VOTE FOR all nominees listed above,		❑ VOTE WITHHELD
	(except as marked to the contrary below):		from all nominees.

To withhold authority to vote for any individual nominee, please write that nominee’s name or number on the line below.

2.	RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE CORPORATION FOR THE FISCAL YEAR ENDING JUNE 30, 2008

	❑ FOR	❑ AGAINST	❑ ABSTAIN

In their discretion, upon any other business that may properly come before the meeting or any adjournment or postponement thereof.

❑ Check this box if you plan to attend the Annual Meeting.

(Continue and sign on other side)